Exhibit 8.1

SUBSIDIARIES OF HAFNIA LIMITED – EXHIBIT 8.1

Entity Name	Jurisdiction of Formation	Proportion of ownership interest
BW Aldrich Pte. Ltd.	Singapore	100%
BW Causeway Pte. Ltd.	Singapore	100%
BW Clearwater Pte. Ltd.	Singapore	100%
BW Fleet Management Pte. Ltd.	Singapore	100%
BW Pacific Management Pte. Ltd.	Singapore	100%
BW Silvermine Pte. Ltd.	Singapore	100%
BW Stanley Pte. Ltd.	Singapore	100%
Chemical Tankers (A-ships) Inc.	Marshall Islands	100%
Chemical Tankers 1 Inc.	Marshall Islands	100%(1)
Chemical Tankers 2 Inc.	Marshall Islands	100%(1)
Chemical Tankers 3 Inc.	Marshall Islands	100%(1)
Chemical Tankers 4 Inc.	Marshall Islands	100%(1)
Chemical Tankers 5 Inc.	Marshall Islands	100%(1)
Chemical Tankers 6 Inc.	Marshall Islands	100%(1)
Chemical Tankers 7 Inc.	Marshall Islands	100%(1)
Chemical Tankers 8 Inc.	Marshall Islands	100%(1)
Chemical Tankers 9 Inc.	Marshall Islands	100%(1)
Chemical Tankers 10 Inc.	Marshall Islands	100%(1)
Chemical Tankers 11 Inc.	Marshall Islands	100%(1)
Chemical Tankers 12 Inc.	Marshall Islands	100%(1)
Chemical Tankers 13 Inc.	Marshall Islands	100%(1)
Chemical Tankers 14 Inc.	Marshall Islands	100%(1)
Chemical Tankers 15 Inc.	Marshall Islands	100%(1)
Chemical Tankers 16 Inc.	Marshall Islands	100%(1)
Chemical Tankers 17 Inc.	Marshall Islands	100%(1)
Chemical Tankers 18 Inc.	Marshall Islands	100%(1)
Chemical Tankers 19 Inc.	Marshall Islands	100%(1)
Chemical Tankers 20 Inc.	Marshall Islands	100%(1)
Chemical Tankers 21 Inc.	Marshall Islands	100%(1)
Chemical Tankers 22 Inc.	Marshall Islands	100%(1)
Chemical Tankers 23 Inc.	Marshall Islands	100%(1)
Chemical Tankers 24 Inc.	Marshall Islands	100%(1)
Chemical Tankers 25 Inc.	Marshall Islands	100%(1)
Chemical Tankers 26 Inc.	Marshall Islands	100%(1)
Chemical Tankers 27 Inc.	Marshall Islands	100%(1)
Chemical Tankers 28 Inc.	Marshall Islands	100%(1)
Chemical Tankers 29 Inc.	Marshall Islands	100%(1)
Chemical Tankers 30 Inc.	Marshall Islands	100%(1)
Chemical Tankers 31 Inc.	Marshall Islands	100%(1)
Chemical Tankers 32 Inc.	Marshall Islands	100%(1)
Chemical Tankers 35 Inc.	Marshall Islands	100%(1)

Chemical Tankers 36 Inc.	Marshall Islands	100%(1)
Chemical Tankers 37 Inc.	Marshall Islands	100%(1)
Chemical Tankers 38 Inc.	Marshall Islands	100%(1)
Chemical Tankers 39 Inc.	Marshall Islands	100%(1)
Chemical Tankers Inc.	Marshall Islands	100%(1)
Chemical Tankers SubHoldCo Inc.	Marshall Islands	100%
Ecomar Shipholding S.A.S	France	50%
Green Stars Shipping Limited	Liberia(2)	50%
H&A Shipping Ltd.	Marshall Islands(2)	50%
Hafnia Chemical Tankers Pte. Ltd.	Singapore	100%
Hafnia Chem Shipholding Pte. Ltd.	Singapore	100%
Hafnia Holding Limited	Bermuda(3)	100%
Hafnia Holding II Limited	Bermuda(3)	100%
Hafnia Middle East DMCC	United Arab Emirates	100%
Hafnia One Pte. Ltd.	Singapore	100%
Hafnia Pools Pte. Ltd.	Singapore	100%
Hafnia SG Pte. Ltd.	Singapore	100%
Hafnia SARL	Monaco	100%
Hafnia Tankers ApS	Denmark	100%
Hafnia Tankers Chartering Singapore Pte. Ltd.	Singapore	100%
Hafnia Tankers International Chartering Inc.	Marshall Islands	100%(1)
Hafnia Tankers Marshall Islands LLC	Marshall Islands(3)	100%
Hafnia Tankers Services Singapore Pte. Ltd.	Singapore	100%
Hafnia Tankers Shipholding 2 Singapore Pte. Ltd.	Singapore	100%
Hafnia Tankers Shipholding Alpha Pte. Ltd.	Singapore	100%
Hafnia Tankers Shipholding Beta Pte. Ltd.	Singapore	100%
Hafnia Tankers Shipholding Gamma Pte. Ltd.	Singapore	100%
Hafnia Tankers Shipholding Singapore Pte. Ltd.	Singapore	100%
Hafnia Tankers Singapore Holding Pte. Ltd.	Singapore	100%
Hafnia Tankers Singapore Pte. Ltd.	Singapore	100%
Hafnia Tankers Singapore Sub-Holding Pte. Ltd.	Singapore	100%
Hafnia US, LLC	United States of America	100%
K/S Straits Tankers	Denmark	100%(1)
Komplementaranpartsselskabet Straits Tankers	Denmark	100%(1)
Quintessential AI Limited	United Kingdom	25.5% (50% voting rights)
Vista Shipholding I Pte. Ltd.	Singapore	50%
Vista Shipholding II Pte. Ltd.	Singapore	50%
Vista Shipholding III Pte. Ltd.	Singapore	50%
Vista Shipholding IV Pte. Ltd.	Singapore	50%
Vista Shipholding V Pte. Ltd.	Singapore	50%
Vista Shipholding VI Pte. Ltd.	Singapore	50%
Vista Shipholding VII Pte. Ltd.	Singapore	50%
Vista Shipholding VIII Pte. Ltd.	Singapore	50%
Vista Shipholding IX Pte. Ltd.	Singapore	50%

Vista Shipholding X Pte. Ltd.	Singapore	50%
Vista Shipping HK Limited	Hong Kong	50%
Vista Shipping Pte. Ltd.	Singapore	50%
Vista Shipping US, LLC	United States of America	50%
Yellow Star Shipping Limited	Liberia(2)	50%

(1)	We are considering liquidating these companies.
(2)	We are considering redomiciling these companies to Singapore.
(3)	These companies will be re-domiciled to Singapore in the Redomiciliation.